UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CALAMOS CONVERTIBLE AND HIGH INCOME FUND

(Name of Registrant as Specified In Its Charter)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund
Calamos® Global Dynamic Income Fund
2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

May 12, 2008

Dear Shareholder:

You are cordially invited to attend the joint annual meeting of shareholders of each of the Funds named above, which will be held on Wednesday, June 4, 2008 at 8:00 a.m., central time, in the Calamos Café on the lower level of the offices of Calamos Advisors LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called to elect two trustees of each Fund for three-year terms and to elect one trustee for a two-year term with respect to each Fund other than Calamos Global Dynamic Income Fund, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-582-6959.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos, Sr.
Trustee and President

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund
Calamos® Global Dynamic Income Fund

Answers to Some Important Questions
Q. What am I being asked to vote “For” on this proxy?
A. You are asked to vote for the election of trustees to the board of each Fund.
Q. How does the board of trustees suggest that I vote?
A. The trustees of each Fund unanimously recommend that you vote “For” the nominees on the enclosed proxy card(s).
Q. How can I vote?
A. Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.
You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.
This information summarizes information that is included
in more detail in the proxy statement. We urge you to read
the proxy statement carefully.
If you have questions, call 1-800-582-6959.

Calamos® Convertible Opportunities and Income Fund
Calamos® Convertible and High Income Fund
Calamos® Strategic Total Return Fund
Calamos® Global Total Return Fund
Calamos® Global Dynamic Income Fund
2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
June 4, 2008

A joint annual meeting of shareholders of each Fund named above (each, a “Fund”) has been called to be held in the Calamos Café on the lower level of the offices of Calamos Advisors LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois, at 8:00 a.m., central time, on Wednesday, June 4, 2008 for the following purpose:

To elect two trustees to the board of trustees of each Fund for a three-year term; and

To elect one trustee to the board of trustees of each Fund other than Calamos Global Dynamic Income Fund for a two-year term;

and to consider and act upon any other matters that may properly come before the meeting and at any adjournment thereof.

Holders of the preferred shares of each Fund, voting as a separate class, will vote to elect one trustee. Holders of the common shares and holders of the preferred shares of each Fund other than Calamos Global Dynamic Income Fund will vote together, as a single class, to elect two trustees. Holders of the common shares and holders of the preferred shares of Calamos Global Dynamic Income Fund will vote together, as a single class, to elect one trustee.

Shareholders of record as of the close of business on April 18, 2008 are entitled to notice of and to vote at the meeting (or any adjournment of the meeting).

By Order of the Board of Trustees of each Fund,

/s/  Stathy Darcy

Stathy Darcy
Secretary

May 12, 2008
Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY
CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT
THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU
ATTEND THE MEETING.

Calamos® Convertible Opportunities and Income Fund (“CHI”)
Calamos® Convertible and High Income Fund (“CHY”)
Calamos® Strategic Total Return Fund (“CSQ”)
Calamos® Global Total Return Fund (“CGO”)
Calamos® Global Dynamic Income Fund (“CHW”)
2020 Calamos Court
Naperville, Illinois 60563-2787
1-800-582-6959

JOINT PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
June 4, 2008

This joint proxy statement is being sent to you by the board of trustees of each Fund named above (each, a “Fund”). The board of each Fund is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on June 4, 2008. Shareholders of record at the close of business on April 18, 2008 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about May 13, 2008. Each Fund’s board has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund’s annual report to shareholders for the fiscal year ended October 31, 2007. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

Calamos Advisors LLC, each Fund’s investment adviser, is referred to as “Calamos Advisors.” Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc. (“CAM”), a publicly traded corporation whose voting shares are majority-owned by John P. Calamos, Sr. and the Calamos family. As of March 31, 2008, Calamos Advisors managed approximately $40.9 billion in assets of individuals and institutions. The Funds and Calamos Advisors may be contacted at the same address, noted above.

ELECTION OF TRUSTEES

Two trustees are to be elected to the board of each Fund for a three-year term and one trustee is to be elected to the board of each Fund, other than CHW, for a two-year term. The nominees for the board of each Fund are John P. Calamos, Sr. and William R. Rybak, and the nominee for the board of each Fund other than CHW is Weston W. Marsh. Each nominee is currently a trustee of each Fund.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are seven trustees. In accordance with each Fund’s Agreement and Declaration of Trust, its board of trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The current terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2008. The term of Weston W. Marsh with respect to CHW will expire at the annual meeting of shareholders in 2010, while the current term of Mr. Marsh with respect to each other Fund will expire at the annual meeting of shareholders in 2008. The terms of Joe F. Hanauer, John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2009, and the term of Stephen B. Timbers will expire at the annual meeting of shareholders in 2010. Messrs. Rybak and Timbers are the trustees who are elected solely by the holders of the preferred shares.

The holders of preferred shares of each Fund will have equal voting rights with the holders of common shares (i.e., one vote per share). William R. Rybak has been nominated for election as a trustee by the holders of the preferred shares of each Fund. The vote of a plurality of the preferred shares of each Fund is required to elect such trustee. John P. Calamos, Sr. and Weston W. Marsh have been nominated for election as trustees by all shareholders. The vote of a plurality of the preferred shares and the common shares of each Fund, voting together as a single class, is required to elect those trustees.

The two trustees elected at the meeting to serve on the board of each Fund for a three-year term will hold office until the 2011 annual meeting or until his successor is duly elected and qualified. The one trustee elected at the meeting to serve on the board of each Fund other than CHW for a two-year term will hold office until the 2010 annual meeting or until his successor is duly elected and qualified. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following table sets forth each trustee’s position(s) with each Fund, age, principal occupation during the past five years, other directorships, and the year in which he first became a trustee of the respective Funds.

Nominee for election at the meeting who is an interested person of any Fund:

Number of
Portfolios in
	Position(s) Held with the Fund and Date	Fund Complex	Principal Occupation(s)
Name and Age at	First Elected or	Overseen by	During Past 5 Years and
March 31, 2008	Appointed to Office	Trustee	Other Directorships Held

John P. Calamos, Sr., 67*	Trustee and President (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004 and of CHW since 2007)	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc.(“CAM”),Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

*	Mr. Calamos is a trustee who is an “interested person” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Nominees for election at the meeting who are not interested persons of any Fund:

		Number of
	Position(s) Held with	Portfolios in
	the Fund and Date	Fund Complex	Principal Occupation(s)
Name and Age at	First Elected or	Overseen by	During Past 5 Years and
March 31, 2008	Appointed to Office	Trustee	Other Directorships Held

Weston W. Marsh, 57	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004 and of CHW since 2007)	19	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters LLP (law firm)
William R. Rybak, 57	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004 and of CHW since 2007)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC*

*	Overseeing 109 portfolios in fund complex.

Continuing trustees who are not interested persons of any Fund:

		Number of
		Portfolios in
	Position(s) Held with	Fund Complex	Principal Occupation(s)
Name and Age at	the Fund and Date First Elected or	Overseen by	During Past 5 Years and
March 31, 2008	Appointed to Office	Trustee	Other Directorships Held

Joe F. Hanauer, 70	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004 and of CHW since 2007)	19	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)
John E. Neal, 58	Trustee (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004 and of CHW since 2007)	19	Private investor; formerly Managing Director, Bank One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company) and Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company), Linden LLC (healthcare private equity) and Greenspire Properties, LLC (private homebuilder and real estate development company))
Stephen B. Timbers, 63	Trustee (of CHI, CHY, CSQ and CGO since 2004 and of CHW Independent Trustee (of since 2007); Lead CHI, CHY, CSQ and CGO since 2005 and of CHW since 2007)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company), President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager), President, Northern Trust Global Investments, a division of Northern Trust Corporation, and Executive Vice President, The NorthernTrust Corporation.
David D. Tripple, 64	Trustee (of CHI, CHY, CSQ and CGO since 2006 and of CHW since 2007)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund*

*	Overseeing two portfolios in fund complex.

The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Officers. John P. Calamos, Sr. is president of each Fund. The preceding table gives more information about Mr. Calamos. The following table sets forth each other officer’s name, position with the Funds, age, principal occupation during the past five years, and the date on which he or she first became an officer of the Funds. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Position(s) Held with
the Fund and Date
Name and Age at	First Elected or	Principal Occupation(s)
March 31, 2008	Appointed to Office	During Past 5 Years

Nick P. Calamos, 46	Vice President (of CHI since 2002, of CHY and CSQ since 2003, of CGO since 2004 and of CHW since 2007)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
Nimish S. Bhatt, 44	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Stathy Darcy, 41	Secretary and Deputy General Counsel (since 2007)	Vice President and Associate Counsel, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Cheryl L. Hampton, 38	Treasurer (since 2007)	Vice President, Calamos Advisors (since 2007); prior thereto, Tax Director, PricewaterhouseCoopers LLP (1999-2007)
Mark J. Mickey, 56	Chief Compliance Officer (of CHI, CHY, CSQ and CGO since 2005 and of CHW since 2007)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); prior thereto, Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Board of Trustees. Each Fund’s board of trustees currently has five standing committees:

Executive Committee. Messrs. Calamos and Timbers are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

Audit Committee. Messrs. Hanauer, Marsh, Neal (Chair), Rybak, Timbers and Tripple serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board, a copy of which is available on the Funds’ website, www.calamos.com. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors’ performance, review the results of each Fund’s audit, determine whether to recommend to the board that the Fund’s audited financial statements be included in the Fund’s annual report and respond to other matters deemed appropriate by the boards. Each committee member is “independent” as defined by the New York Stock Exchange. The board of each Fund has determined that each member of its audit committee is financially literate and that at least one of its members has prior accounting or related financial management experience. Messrs. Neal, Rybak, Timbers and Tripple have been determined by the board to be audit committee financial experts for each Fund.

Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak (Chair), Timbers and Tripple serve on the governance committee of each board. Each committee member is “independent” as defined by the New York Stock Exchange and is not an “interested person” of the Funds as defined in the 1940 Act. The governance committees operate under a written charter adopted by each board, a copy of which is available on the Funds’ website, www.calamos.com. The governance committees oversee the independence and effective functioning of the board of trustees and endeavor to be informed about good practices for investment company boards.

The governance committees also function as nominating committees by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Search firms that are retained by the governance committees to identify potential candidates evaluate potential candidates, conduct screening interviews and provide information to the governance committees with respect to the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Funds’ trustees and officers, and references are checked. The governance committees will consider shareholder recommendations regarding potential candidates for nomination as trustees properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix A to this proxy statement.

Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized to declare distributions on the respective Fund’s shares in accordance with the Fund’s distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Valuation Committee. Messrs. Marsh, Timbers and Tripple (Chair), serve on the valuation committee of each board. The valuation committees operate under a written charter approved by each board. The valuation committees review matters related to the valuation of securities held by the Funds pursuant to the Funds’ procedures for valuation of portfolio securities.

In addition to the above committees, each Fund’s board of trustees has appointed and oversees a pricing committee comprised of officers of the Fund and employees of Calamos Advisors.

The following table shows the number of meetings of each Fund held during the fiscal year ended October 31, 2007:

	CHI	CHY	CSQ	CGO	CHW

Board of Trustees	6	6	6	6	3
Executive Committee*	0	0	0	0	0
Audit Committee	4	4	4	4	3
Governance Committee	2	2	2	2	1
Dividend Committee	14	14	13	13	3
Valuation Committee**	3	3	3	3	2

*	Although the executive committee of CHW held no meetings, it acted by written consent on one occasion.

**	The Valuation Committee was established on December 14, 2006.

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Fund held during the fiscal year ended October 31, 2007.

Trustee Compensation. The Funds do not compensate any of the trustees who are affiliated persons of Calamos Advisors.

Effective November 1, 2007, compensation of the non-interested trustees of the Funds in the Fund Complex* for their services as such consists of an annual retainer per trustee of $80,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $6,000 for any board meeting attended in person, $3,000 for any board meeting attended by telephone and $3,000 for any committee meeting attended in person or by telephone. The following table sets forth information with respect to the compensation paid by the Funds and the Fund Complex during the fiscal year ended October 31, 2007 to each of the current trustees.

Name	CHI	CHY	CSQ	CGO	CHW	Fund Complex*

John P. Calamos, Sr.	$0	$0	$0	$0	$0	$0
Weston W. Marsh†	$5,572	$6,544	$13,096	$2,566	$4,606	$143,000
Joe F. Hanauer	$5,100	$5,989	$11,980	$2,351	$4,472	$131,000
John E. Neal†	$6,014	$7,062	$14,123	$2,773	$4,695	$154,000
William R. Rybak	$5,616	$6,595	$13,188	$2,589	$4,583	$144,000
Stephen B. Timbers	$7,164	$8,413	$16,833	$3,300	$5,053	$183,000
David D. Tripple	$5,867	$6,891	$13,797	$2,700	$4,718	$150,500

*	The Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust and the Funds.

†	Includes fees deferred during the year pursuant to the deferred compensation plan described below.

The Funds in the Fund Complex have adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors who has elected to participate in the Plan (“participating trustees”) may defer receipt of all or a portion of his compensation from the Funds in the Fund Complex. Compensation deferred for a participating trustee is credited to the trustee’s deferral account as of the business day on which that compensation otherwise would have been paid to the trustee. The value of a trustee’s deferral account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares and any distributions on those shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s designated beneficiaries. As of October 31, 2007, the values of the deferred compensation accounts of Messrs. Marsh and Neal were $410,378 and $649,111, respectively.

Certain Relationships and Related Transactions. Each Fund has entered into an Investment Management Agreement and a Financial Accounting Services Agreement with Calamos Advisors. According to the terms of those agreements, Calamos Advisors provides portfolio management services to each Fund in consideration for fees based on the Fund’s managed assets and provides certain accounting services to each Fund in consideration for fees based on the Fund’s daily average net assets.

Required Vote. The trustee of a Fund elected solely by the holders of preferred shares will be elected by the vote of a plurality of the preferred shares of the Fund present at the meeting, in person or by proxy. The trustee or trustees of a Fund elected by all shareholders will be elected by the vote of a plurality of all shares of the Fund present at the meeting, in person or by proxy. Each share is entitled to one vote.

Board Recommendation

Each Fund’s board of trustees unanimously recommends that shareholders of each Fund vote “For” the nominees.

OTHER MATTERS

Each Fund’s board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Unless a matter is specific to a particular class of shares, holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders. At the record date, the Funds had the following numbers of shares issued and outstanding:

	Common Shares	Preferred Shares

CHI	48,187,534	15,360
CHY	67,413,993	17,200
CSQ	154,514,000	43,200
CGO	8,006,981	2,360
CHW	59,006,992	14,000

At March 31, 2008, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934)

shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges.

Aggregate Dollar
Range of Shares in
Trustee	CHI	CHY	CSQ	CGO	CHW	the Fund Complex

John P. Calamos, Sr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Joe F. Hanauer	None	None	None	None	None	Over $100,000
Weston W. Marsh	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	None	None	Over $100,000
John E. Neal	None	None	Over $100,000	Over $100,000	None	Over $100,000
William R. Rybak	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	None	Over $100,000
Stephen B. Timbers	None	$50,001-$100,000	$50,001-$100,000	Over $100,000	None	Over $100,000
David D. Tripple	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	Over $100,000

At March 31, 2008, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934) the following number of common shares of the Funds (or percentage of outstanding shares) as follows:

Trustee	CHI	%	CHY	%	CSQ	%	CGO	%	CHW	%

John P. Calamos, Sr.	9,672	*	82,530	*	146,849	*	187,576	2.3%	29,500	*
Joe F. Hanauer	None	*	None	*	None	*	None	*	None	*
Weston W. Marsh	2,800	*	3,500	*	4,400	*	None	*	None	*
John E. Neal	None	*	None	*	33,700	*	17,150	*	None	*
William R. Rybak	1,490	*	1,695	*	1,914	*	None	*	None	*
Stephen B. Timbers	None	*	7,000	*	6,500	*	6,500	*	None	*
David D. Tripple	2,400	*	3,000	*	3,500	*	3,400	*	4,000	*
Trustees and Officers as a group (12 persons)	21,763	*	99,724	*	293,650	*	215,626	2.69%	33,500	*

*	Indicates less than 1%.

At March 31, 2008, no trustee or officer held preferred shares of any Fund.

At the record date, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

CHI	Common	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	6,522,156	13.53%
		Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302	6,234,053	12.94%
		First Clearing LLC Va 7300 P.O. Box 50016 Roanoke, VA 24040-7300	4,139,658	8.59%
		UBS Financial Services Inc. 1000 Harbor Blvd., 1st Floor Weehawken, NJ 07086	3,756,131	7.79%
		National Financial Services, LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	3,145,537	6.53%
		Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	2,667,542	5.54%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	2,453,139	5.09%
	Preferred	Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302	6,095	39.68%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	2,918	19.00%
		National Financial Services, LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	2,011	13.09%

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

		UBS Financial Services Inc. 1000 Harbor Blvd., 1st Floor Weehawken, NJ 07086	1,445	9.41%
		Wells Fargo Investments, LLC 625 Marquette Ave South MAC N9311-12J Minneapolis, MN 55402	1,018	6.63%
CHY	Common	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	20,475,728	30.37%
		National Financial Services, LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	3,890,653	5.77%
		First Clearing LLC Va 7300 P.O. Box 50016 Roanoke, VA 24040-7300	3,771,331	5.59%
		BNY Mellon 525 William Penn Way Suite 3818 Pittsburgh, PA 15259	3,389,093	5.03%
		RBC Capital Markets Corporation Attn: Proxy Dept. M10 510 Marquette Avenue South Minneapolis, MN 55402	3,372,273	5.00%
	Preferred	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	6,273	36.47%
		RBC Capital Markets Corporation Attn: Proxy Dept. M10 510 Marquette Avenue South Minneapolis, MN 55402	4,237	24.63%
		First Clearing LLC Va 7300 P. O. Box 50016 Roanoke, VA 24040-7300	2,372	13.79%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City NJ 07311	1,472	8.56%

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

CSQ	Common	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	30,807,301	19.94%
		Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302	24,366,739	15.77%
		UBS Financial Services Inc. 1000 Harbor Blvd., 1st Floor Weehawken, NJ 07086	22,542,418	14.59%
		First Clearing LLC Va 7300 P. O. Box 50016 Roanoke, VA 24040-7300	10,331,978	6.69%
	Preferred	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	18,308	42.38%
		UBS Financial Services Inc. 1000 Harbor Blvd., 1st Floor Weehawken, NJ 07086	5,347	12.38%
		Morgan Stanley Harborside Financial Center Plaza 3, 6th Floor Jersey City NJ 07311	4,951	11.46%
		Wells Fargo Investments, LLC 625 Marquette Ave South MAC N9311-12J Minneapolis, MN 55402	3,313	7.67%
		E*Trade Securities LLC P.O. Box 1542 Merrifield, VA 22116-9449 Attn: Corporate Actions Department	2,440	5.65%
CGO	Common	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	1,998,649	24.96%
		UBS Financial Services Inc. 1000 Harbor Blvd., 1st Floor Weehawken, NJ 07086	825,980	10.32%

	Class	Name and Address	Number of	Percent
Fund	of Shares	of Beneficial Owner	Shares Owned	of Class

		National Financial Services, LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	710,324	8.87%
		Merrill Lynch Pierce Fenner & Smith 101 Hudson Street, 9th Floor Jersey City, NJ 07302	646,521	8.07%
		First Clearing LLC Va 7300 P. O. Box 50016 Roanoke, VA 24040-7300	611,641	7.64%
	Preferred	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	2,094	88.73%
		UBS Financial Services Inc. 1000 Harbor Blvd., 1st Floor Weehawken, NJ 07086	123	5.21%
CHW	Common	Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	20,616,195	34.94%
		First Clearing LLC Va 7300 P. O. Box 50016 Roanoke, VA 24040-7300	16,895,545	28.63%
		RBC Capital Markets Corporation Attn: Proxy Dept. M10 510 Marquette Avenue South Minneapolis, MN 55402	3,306,430	5.60%
	Preferred	First Clearing LLC Va 7300 P.O. Box 50016 Roanoke, VA 24040-7300	6,798	48.56%
		Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001	4,398	31.41%
		RBC Capital Markets Corporation Attn: Proxy Dept. M10 510 Marquette Avenue South Minneapolis, MN 55402	1,096	7.83%

To each Fund’s knowledge, no change in control of such Fund has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

Expenses. The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds’ transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding. The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds’ offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment. For any matter that may properly come before the meeting of a Fund, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment of the meeting for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds’ trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds’ equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds’ shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Those persons and entities are required by SEC regulation to furnish the Funds with copies of any Section 16(a) form they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers and investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that: (i) with respect to CHW, the initial statement of beneficial ownership of securities on Form 3 was filed late by Calamos Advisors, John P. Calamos, Sr., Nick P. Calamos, Patrick H. Dudasik, James S. Hamman, Jr., Nimish S. Bhatt, Mark J. Mickey, Weston W. Marsh, Joe F. Hanauer, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple; and (ii) with respect to twelve transactions in shares of CHW and two transactions in shares of CGO, the reports on Form 4 were filed late by John P. Calamos, Sr. To the knowledge of each Fund’s management, no person owns beneficially more than 10% of a class of the Fund’s equity securities.

AUDIT COMMITTEE REPORT

The audit committee of each Fund’s board of trustees reviews that Fund’s annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund’s financial and internal controls.

Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent and internal auditors. The committees have reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles.

The audit committees have also discussed with the independent auditors various matters as required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the representatives of the independent auditors confirmed to the committees their firm’s independence.

Based on each audit committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, each committee recommended that the respective Fund include the audited financial statements in the Fund’s annual report.

The members of the audit committee are: Joe F. Hanauer, Weston W. Marsh, John E. Neal, Chair, William R. Rybak, Stephen B. Timbers and David D. Tripple.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s audit committee selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the books and records of that Fund for its fiscal year ending October 31, 2008. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees. D&T billed CHI, CHY, CSQ, CGO and CHW aggregate fees for professional services rendered with respect to the audits of the Funds’ annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2006

CHI	$25,478	$22,779
CHY	$30,296	$61,906
CSQ	$62,738	$54,623
CGO	$11,222	$33,192
CHW	$83,266	$0

Audit Related Fees. D&T billed CHI, CHY, CSQ, CGO and CHW aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and not reported above for the past two fiscal years in the following amounts:

	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2006

CHI	$23,231	$27,704
CHY	$27,576	$31,908
CSQ	$56,831	$64,270
CGO	$10,376	$22,365
CHW	$9,486	$0

Tax Fees. D&T billed CHI, CHY, CSQ, CGO and CHW aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2006

CHI	$4,151	$3,876
CHY	$4,936	$4,579
CSQ	$10,223	$9,296
CGO	$1,829	$1,649
CHW	$4,361	$0

All Other Fees. During the past two fiscal years, D&T did not bill CHI, CHY, CSQ, CGO or CHW for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The charter of the audit committee of each Fund provides that the committee shall pre-approve the engagement of the Fund’s independent accountant to provide audit and non-audit services to the Fund and non-audit services to

Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to each Fund described in under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees. D&T billed CHI, CHY, CSQ, CGO and CHW aggregate fees for non-audit services for the past two fiscal years in the following amounts:

	Fiscal Year Ended	Fiscal Year Ended
Fund	October 31, 2007	October 31, 2006

CHI	$4,151	$3,876
CHY	$4,936	$4,579
CSQ	$10,223	$9,296
CGO	$1,829	$1,649
CHW	$4,361	$0

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $25,000 and $0 for the fiscal years ended October 31, 2007 and October 31, 2006, respectively, for services rendered.

The Funds’ audit committees approved all such non-audit services.

Each Fund’s audit committee has considered whether D&T’s provision of services (other than audit services to each Fund) to the Fund, Calamos Advisors and affiliates of Calamos Advisors that provide services to the Fund is compatible with maintaining D&T’s independence in performing audit services.

ADMINISTRATORS

Each Fund has entered into an administration agreement with State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Fund’s governance committee by mail addressed to the Secretary of the Fund at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Funds do not have a policy with regard to trustee attendance at annual meetings. All of the trustees of each Fund except John P. Calamos, Sr. attended the 2007 annual meeting.

SHAREHOLDER PROPOSALS

A shareholder proposal for consideration at the 2009 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to the Secretary of the Fund at 2020 Calamos Court, Naperville, Illinois 60563-2787. Such proposal must be received by the Secretary of the Fund not later than January 13, 2009. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than March 28, 2009. Any proposal shall be included in a written notice that includes the shareholder’s name and address, the number of shares of the Fund(s) that the shareholder owns of record or beneficially, the dates on which those shares were acquired, and documentary support for a claim of beneficial ownership if the shares are registered in a different name. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

By Order of the Board of Trustees of each Fund,

/s/  Stathy Darcy

Stathy Darcy
Secretary

May 12, 2008

Appendix A

Procedures for Shareholder Nomination of Trustee Candidate

A Fund shareholder who wishes to nominate a candidate to a Fund’s board of trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•	the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Funds, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Funds, if elected;

•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary

A-1

to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees’ chairman or by legal counsel to the non-interested trustees, the Funds’ Secretary will promptly forward all shareholder recommendations to the governance committees’ chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committees may dispose of the shareholder recommendation.

A-2

PROXY	CALAMOS CONVERTIBLE AND HIGH INCOME FUND	VOTE TODAY
PROXY FOR COMMON SHARES
SOLICITED BY THE BOARD OF TRUSTEES FOR
THE ANNUAL MEETING OF SHAREHOLDERS — JUNE 4, 2008
The undersigned appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy, each with power of substitution, to vote all common shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE AND HIGH INCOME FUND to be held on June 4, 2008 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

CHANGE OF ADDRESS

CALAMOS

P.O. BOX 11068

NEW YORK, N.Y. 10203-0068

\/ DETACH PROXY CARD HERE \/

PLEASE VOTE, SIGN, DATE AND	Votes must be indicated [X]
RETURN THIS PROXY CARD	in Black or Blue ink.
PROMPTLY USING THE
ENCLOSED ENVELOPE.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

Election of trustees:
CHECK HERE IF YOU PLAN TO ATTEND THE
FOR	WITHHOLD	FOR ALL	MEETING	[ ]
ALL	ALL	EXCEPT
			To change your address, please mark this box.	[ ]
[ ]	[ ]	[ ]
			To include any comments, please mark this box.	[ ]
Nominees: (1) John P. Calamos, Sr. and (2) Weston W. Marsh.
(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

Please sign exactly as your name appears. If acting as
attorney, executor, trustee or in a representative capacity, sign name and indicate title.	Date Share Owner sign here	Co-Owner sign here

PROXY	CALAMOS CONVERTIBLE AND HIGH INCOME FUND	VOTE TODAY
PROXY FOR PREFERRED SHARES
SOLICITED BY THE BOARD OF TRUSTEES FOR
THE ANNUAL MEETING OF SHAREHOLDERS — JUNE 4, 2008
The undersigned appoints John P. Calamos, Sr., Nimish S. Bhatt and Stathy Darcy, each with power of substitution, to vote all preferred shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE AND HIGH INCOME FUND to be held on June 4, 2008 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

CHANGE OF ADDRESS

CALAMOS

P.O. BOX 11068

NEW YORK, N.Y. 10203-0068

\/ DETACH PROXY CARD HERE \/

PLEASE VOTE, SIGN, DATE AND	Votes must be indicated [X]
RETURN THIS PROXY CARD	in Black or Blue ink.
PROMPTLY USING THE
ENCLOSED ENVELOPE.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

Election of trustees:
CHECK HERE IF YOU PLAN TO ATTEND THE
FOR	WITHHOLD	FOR ALL	MEETING	[ ]
ALL	ALL	EXCEPT
			To change your address, please mark this box.	[ ]
[ ]	[ ]	[ ]
			To include any comments, please mark this box.	[ ]
Nominees: (1) John P. Calamos, Sr., (2) William R. Rybak and
(3) Weston W. Marsh.
(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

Please sign exactly as your name appears. If acting as
attorney, executor, trustee or in a representative capacity, sign name and indicate title.	Date Share Owner sign here	Co-Owner sign here